Income tax credit/ (expense)	6 Months Ended
Jun. 30, 2026
Major components of tax expense (income) [abstract]
Income tax credit/ (expense)	Income tax credit/ (expense)
During the six months ended June 30, 2026, the Group determined that a previously unrecognized deferred tax asset in relation to unutilized tax losses has become recoverable following developments in the Group's assessment of its unutilized tax loss position. As a result, the Group recognized $88 million of deferred tax assets in this interim reporting period only to the extent that it is probable that future taxable profits will be available against which the Group can utilize the benefits.